UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2024

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 2nd St, Suite 2000, #1009 Miami, Florida	33131
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 864-2558

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Telomir Pharmaceuticals Announces Reversal of Key Type 2 Diabetes Parameters in Groundbreaking Preclinical Study with Telomir-1

Telomir Pharmaceuticals, Inc. (the “Company”) announces compelling preclinical results demonstrating the ability of its licensed molecule, Telomir-1, to reverse insulin resistance to near pre-diabetes levels in a zebrafish model of Type 2 diabetes mellitus.

In collaboration with Pentagrit, the study evaluated Telomir-1 in oral formulations across three dosing regimens. Results showed a dose-dependent normalization of blood glucose levels, improved oral glucose tolerance, and significantly reduced Homeostatic Model Assessment of Insulin Resistance (HOMA-IR) values. HOMA-IR is a key measure of insulin sensitivity and resistance, with lower values indicating improved glucose regulation.

Key findings include:

●	Reversal of Insulin Resistance: Telomir-1 restored glucose homeostasis, reducing insulin resistance to near pre-diabetes levels.

●	Improved Glucose Metabolism: Enhanced results in Oral Glucose Tolerance Tests (OGTT) highlighted better glucose clearance.

●	Increased Survival Rates: Treated models showed improved survival, reinforcing Telomir-1’s therapeutic potential.

A Novel Mechanism of Action

Telomir-1’s novel mechanism of action targets iron metabolism, a known contributor to oxidative stress, beta-cell damage, and insulin resistance. By normalizing iron homeostasis, Telomir-1 addresses the root causes of Type 2 diabetes, offering a potential breakthrough in diabetes treatment.

These findings highlight Telomir-1’s potential to transform the management of Type 2 diabetes by targeting underlying disease mechanisms and improving insulin sensitivity.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “believe,” “estimate,” “continue” and similar words. Such statements are only predictions and actual events or results may differ materially from those anticipated in these forward-looking statements. You should not place undue reliance on any forward-looking statements. In this report, such forward-looking statements relate to the anticipated benefits to the Company of the preclinical study results disclosed herein, the future of the Company’s development and testing of Telomir-1, and other forward-looking matters related to the Company’s plans as described herein. Readers are cautioned that actual future results related to these matters may deviate materially and adversely from the forward-looking statements contained herein. The Company does not assume any obligation to update forward-looking statements as circumstances change, except as required by securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Date: December 2, 2024	By:	/s/ Erez Aminov
Erez Aminov
Chief Executive Officer